                                                                    EXHIBIT 24

                              POWER OF ATTORNEY


        I, the undersigned Director and/or Officer of Rockwell International Corporation, a Delaware corporation (the Company), hereby constitute CHARLES H. HARFF, WILLIAM J. CALISE, JR. and EDWARD T. MOEN, II, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (1) the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1994; (2) Registration Statements and any and all amendments thereto (including supplements and post-effective amendments) for the purpose of registering under the Securities Act of 1933, as amended, (a) additional debt securities of the Company in an aggregate principal amount of up to $200,000,000; (b) additional securities to be sold pursuant to (i) the Company's Savings Plan, as amended; and (ii) the Company's Savings Plan for Certain Represented Hourly Employees, as amended; and (c) securities to be sold pursuant to (i) the Company's 1995 Long-Term Incentives Plan; and (ii) the Company's Directors Stock Plan; and (3) any and all amendments (including supplements and and post-effective amendments) to (a) the Registration Statment on Form S-3 (Registration Statement No. 33-49699) registering additional debt securities of the Company in an aggregate principal amount of up to $300,000,000; (b) the Registration Statement on Form S-8 (Registration Statement No. 33-27122) registering securities to be sold under the Company's 1988 Long-Term Incentives Plan, 1981 Incentive Stock Option Plan for Key Employees, as amended, and 1979 Stock Plan for Key Employees, as amended; (c) the Registration Statement on Form S-8 (Registration Statement No. 33-32662) registering securities to be sold pursuant to the Company's Savings Plan, as amended; and (d) the Registration Statement on Form S-8 (Registration Statement No. 2-99494) registering securities to be sold pursuant to the Company's Savings Plan for Certain Represented Hourly Employees, as amended.





           Signature                       Title                     Date
           ---------                       -----                     ----
        DONALD R. BEALL          Chairman of the Board and     December 7, 1994
- ----------------------------     Chief Executive Officer
       (Donald R. Beall)         (principal executive
                                 officer) and Director

        LEW ALLEN, JR.           Director                      December 7, 1994
- ----------------------------
       (Lew Allen, Jr.)


                                 Director                      December 7, 1994
- ----------------------------
    (Richard M. Bressler)

      JOHN J. CREEDON            Director                      December 7, 1994
- ----------------------------
     (John J. Creedon)

    ROBIN CHANDLER DUKE          Director                      December 7, 1994
- ----------------------------
   (Robin Chandler Duke)





       JUDITH L. ESTRIN          Director                      December 7, 1994
- ------------------------------
      (Judith L. Estrin)

      WILLIAM H. GRAY, III       Director                      December 7, 1994
- ------------------------------
     (William H. Gray, III)

 JAMES CLAYBURN LA FORCE, JR.    Director                      December 7, 1994
- ------------------------------
(James Clayburn La Force, Jr.

  WILLIAM T. McCORMICK, JR.      Director                      December 7, 1994
- ------------------------------
 (William T. McCormick, Jr.)

      JOHN D. NICHOLS            Director                      December 7, 1994
- ------------------------------
     (John D. Nichols)

     BRUCE M. ROCKWELL           Director                      December 7, 1994
- ------------------------------
    (Bruce M. Rockwell)

    ROSS D. SIRAGUSA, JR.        Director                      December 7, 1994
- ------------------------------
   (Ross D. Siragusa, Jr.)

      WILLIAM S. SNEATH          Director                      December 7, 1994
- ------------------------------
     (William S. Sneath)

     JOSEPH F. TOOT, JR.         Director                      December 7, 1994
- ------------------------------
    (Joseph F. Toot, Jr.)

         W. M. BARNES            Senior Vice President,        December 7, 1994
- ------------------------------   Finance & Planning and
        (W. M. Barnes)           Chief Financial Officer
                                 (principal financial
                                 officer)

     LAWRENCE J. KOMATZ          Vice President and            December 7, 1994
- ------------------------------   Controller (principal
    (Lawrence J. Komatz)         accounting officer)


                              POWER OF ATTORNEY


        I, the undersigned Director and/or Officer of Rockwell International Corporation, a Delaware corporation (the Company), hereby constitute CHARLES H. HARFF, WILLIAM J. CALISE, JR. and EDWARD T. MOEN, II, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (1) the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1994; (2) Registration Statements and any and all amendments thereto (including supplements and post-effective amendments) for the purpose of registering under the Securities Act of 1933, as amended, (a) additional debt securities of the Company in an aggregate principal amount of up to $200,000,000; (b) additional securities to be sold pursuant to (i) the Company's Savings Plan, as amended; and (ii) the Company's Savings Plan for Certain Represented Hourly Employees, as amended; and (c) securities to be sold pursuant to (i) the Company's 1995 Long-Term Incentives Plan; and (ii) the Company's Directors Stock Plan; and (3) any and all amendments (including supplements and and post-effective amendments) to (a) the Registration Statment on Form S-3 (Registration Statement No. 33-49699) registering additional debt securities of the Company in an aggregate principal amount of up to $300,000,000; (b) the Registration Statement on Form S-8 (Registration Statement No. 33-27122) registering securities to be sold under the Company's 1988 Long-Term Incentives Plan, 1981 Incentive Stock Option Plan for Key Employees, as amended, and 1979 Stock Plan for Key Employees, as amended; (c) the Registration Statement on Form S-8 (Registration Statement No. 33-32662) registering securities to be sold pursuant to the Company's Savings Plan, as amended; and (d) the Registration Statement on Form S-8 (Registration Statement No. 2-99494) registering securities to be sold pursuant to the Company's Savings Plan for Certain Represented Hourly Employees, as amended.





           Signature                       Title                     Date
           ---------                       -----                     ----
                                 Chairman of the Board and     December 7, 1994
- ----------------------------     Chief Executive Officer
       (Donald R. Beall)         (principal executive
                                 officer) and Director

                                 Director                      December 7, 1994
- ----------------------------
       (Lew Allen, Jr.)


     RICHARD M. BRESSLER         Director                      December 18, 1994
- ----------------------------
    (Richard M. Bressler)

                                 Director                      December 7, 1994
- ----------------------------
     (John J. Creedon)

                                 Director                      December 7, 1994
- ----------------------------
   (Robin Chandler Duke)


